SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20509

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 5, 2004

Tejon Ranch Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7183	77-0196136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 1000, Lebec, California	93243
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 661 248-3000

(Former Name or Former Address, if Changed Since Last Report)

Not applicable

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits (Furnished Pursuant to Item 12).

99.1	Press Release of the Company dated March 3, 2004, announcing the Company’s earnings for the year ended December 31, 2003.

Item 12. Results of Operations and Financial Condition.

On March 3, 2004, the Registrant issued a press release announcing its earnings for the quarter ended and year ended December 31, 2003. A copy of this press release is attached as Exhibit 99.1. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Registrant under the Securities Act of 1933, as amended, unless specified otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2004	TEJON RANCH CO.

	By:	/s/ Allen E. Lyda
	Name:	Allen E. Lyda
	Title:	Vice President, and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
99.1	Press Release of the Company, dated March 3, 2004, announcing the Company’s earnings for the quarter ended and year ended December 31, 2003.

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